AUGUST 11, 2020

SUPPLEMENT TO

HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, as SUPPLEMENTED THROUGH june 29, 2020

This Supplement contains new and additional information regarding The Hartford International Growth Fund and should be read in connection with your Statutory Prospectus.

Effective September 1, 2020, The Hartford International Growth Fund (the “Fund”), which currently employs a multiple portfolio manager structure where each portfolio manager manages its own segment of the Fund, will transition to a single-manager approach with Matthew D. Hudson as the sole portfolio manager. As a result, John Boselli and Tara Stillwell will no longer serve as portfolio managers to the Fund. Effective as of the same date, certain changes are being made to the Fund’s principal investment strategy. Accordingly, the above referenced Statutory Prospectus is revised as follows effective September 1, 2020:

(1)	Under the heading “The Hartford International Growth Fund Summary Section - Principal Investment Strategy” in the above referenced Statutory Prospectus, the section entitled “Principal Investment Strategy” is deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in companies that Wellington Management Company LLP (“Wellington Management”) believes are globally competitive and exhibit the potential for sustainable growth. Under normal circumstances, the Fund invests at least 65% of its net assets in equity securities, including non-dollar securities, of foreign issuers. The Fund diversifies its investments among a number of different sectors and countries throughout the world, with no limit on the amount of assets that may be invested in each sector or country. Although some consideration is given to ensuring sector and country diversification, allocation of investments among sectors and countries is primarily the result of security selection. The Fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets as a percentage of its net assets up to the greater of: (a) 30% or (b) the weight of emerging markets in the MSCI ACWI ex USA Growth Index plus 15%. The Fund may invest in a broad range of market capitalizations generally greater than $1 billion. The Fund may trade securities actively. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.

(2)	Under the heading “The Hartford International Growth Fund Summary Section - Principal Risks” in the above referenced Statutory Prospectus, “Asset Allocation Risk” is deleted in its entirety.

(3)	Under the heading “The Hartford International Growth Fund Summary Section - Management” in the above referenced Statutory Prospectus, the third and fourth sentence above the portfolio manager table and the information for John A. Boselli, CFA and Tara C. Stilwell, CFA are deleted in their entirety.

(4)	Under the heading “Additional Information Regarding Investment Strategies and Risks – International Growth Fund” in the above referenced Statutory Prospectus, the first sentence is deleted in its entirety and replaced with the following:

Wellington Management researches the universe of international equity investments to identify companies it believes exhibit the potential for sustainable growth. As part of this analysis, Wellington Management seeks to identify companies that it believes exhibit visible and imminent inflection points that can result in earnings growth and margin expansion.

(5)	Under the heading “More Information About Risks,” the “✓” next to “Asset Allocation Risk” for International Growth Fund is deleted in the risk table.

(6)	Under the heading “The Investment Manager and Sub-Advisers – Portfolio Managers – International Growth Fund” in the above referenced Statutory Prospectus, the first three paragraphs are deleted in their entirety.

(7)	The following is added as a new section after the “Performance Notes” section in the Prospectus:

Prior Performance of the Sub-Adviser

The following tables present the past performance of a composite of certain accounts managed by Wellington Management, which serves as the sub-adviser to the International Growth Fund (references to the “Fund” in this section refer to the International Growth Fund). Wellington Management’s Select International Fundamental Growth composite (“Composite”) consists of all fee paying accounts under discretionary management by Wellington Management in its Select International Fundamental Growth strategy that have investment objectives, policies and strategies substantially similar to those of the Fund. Gross performance presented below has been prepared by Wellington Management in accordance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. Returns reflect all income, gains and losses and reinvestment of any dividends or capital gains without provision for federal or state income tax. Because the gross performance data shown in the tables does not reflect the deduction of investment advisory fees paid by the accounts that make up the Composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Wellington Management in managing accounts with investment objectives, policies and strategies substantially similar to those of the Fund. To calculate the performance of the Composite net of Class A expenses and the maximum Class A sales charge, the total annual fund operating expenses (before fee waivers and/or expense reimbursements) and the maximum sales charge payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. To calculate the performance of the Composite net of Class A expenses but excluding Class A sales charges, only the total annual fund operating expenses (before fee waivers and/or expense reimbursements) payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. In each case, the expenses are higher than the highest total expenses applicable to any account in the Composite.

Certain accounts that are included in the Composite are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite may have been less favorable had it been regulated as an investment company under the federal securities laws.

The historical performance of the Composite is not that of the Fund, is not a substitute for the Fund’s performance and is not necessarily indicative of the Fund’s future results. Information about the past performance of the Fund appears in this prospectus under the heading “THE HARTFORD INTERNATIONAL GROWTH FUND SUMMARY SECTION – PAST PERFORMANCE.” The Fund’s actual performance may differ significantly from the past performance of the Composite.

While the accounts in the Composite experience inflows and outflows of cash, there can be no assurance that the continuous offering of the Fund’s shares and its obligation to redeem its shares will not adversely affect the performance of the Fund.

Composite PERFORMANCE

Average annual total returns for the periods ended December 31, 2019

	1 Year	Since Inception (September 30, 2015)
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) and maximum Class A sales charge)*, **	26.08%	9.23%
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) but excluding Class A sales charges)*	33.42%	10.69%
Composite (Net of Class A expenses (after fee waivers and/or expense reimbursements) but excluding Class A sales charges)*	33.53%	10.78%
Composite (Gross)*	35.28%	12.23%
MSCI ACWI ex USA Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)*	27.34%	10.22%

*	This is not the performance of the Fund. The inception date of the Composite is September 30, 2015.
**	Reflects the maximum front-end sales charge applicable to Class A shares of the Fund, which is 5.50% (as a percentage of offering price).

Total returns for the periods ended December 31

	2015*	2016	2017	2018	2019
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) and maximum Class A sales charge)**, ***	-0.48%	-7.09%	28.41%	-22.49%	26.08%
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) but excluding Class A sales charges)**	5.31%	-1.68%	35.88%	-17.98%	33.42%
Composite (Net of Class A expenses (after fee waivers and/or expense reimbursements) but excluding Class A sales charges)**	5.33%	-1.61%	35.99%	-17.91%	33.53%
Composite (Gross)**	5.68%	-0.32%	37.77%	-16.84%	35.28%
MSCI ACWI ex USA Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)**	4.99%	0.13%	32.01%	-14.43%	27.34%
*	Returns reflect since inception of the Composite, which is September 30, 2015.
**	This is not the performance of the Fund.

***	Reflects the maximum front-end sales charge applicable to Class A shares of the Fund, which is 5.50% (as a percentage of offering price).

Please see “Performance Notes” for a description of the index.

Past performance does not guarantee future results. Performance for the periods subsequent to those periods reflected herein may be lower.

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7548	August 2020